UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).  Departure of Directors or Certain Officers; Election of Directors; Election of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2008, the Federal Home Loan Bank of Seattle ("Seattle Bank") announced that the following independent and public interest directors have been elected to its Board of Directors ("Board"):

(1) Les AuCoin, a visiting professor at Southern Oregon University and retired U.S. Congressman from Oregon, has been elected to the Seattle Bank's Board as an independent director for a four-year term commencing January 1, 2009 and ending December 31, 2012. An independent director must have demonstrated knowledge of or experience in financial management, auditing and accounting, risk management practices, derivatives, project development, or organizational management.

(2) David Wilson, a commissioner of the Idaho Housing Finance Association and owner of Wilson Construction, LLC, has been elected to the Seattle Bank's Board as a public interest director, for a four-year term commencing January 1, 2009 and ending December 31, 2012. A public interest director must have more than four years of experience representing consumer or community interests in banking services, credit needs, housing, or financial consumer protections.

With the passage of the Housing and Economic Recovery Act of 2008 (HERA), the Seattle Bank's Board was reduced in size from 18 to 17 directorships, and as a result of this election process, Michael McGowan, president and chairman of Daniel Capital Management Ltd. in Missoula, Montana, will not be returning to the Seattle Bank Board on January 1, 2009.

The Election of Directors took place in accordance with the terms of the Federal Home Loan Bank Act, HERA, and the Federal Housing Finance Agency regulations.

Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the press release and the member news dated December 16, 2008, regarding the director election. The information contained in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated December 16, 2008, issued by the Federal Home Loan Bank of Seattle.

99.2 Member news dated December 16, 2008, issued by the Federal Home Loan Bank of Seattle.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Federal Home Loan Bank of Seattle

Date: December 17, 2008	By: /s/ Christina Gehrke
Christina Gehrke Senior Vice President, Chief Accounting and Administrative Officer

Exhibit Index

Exhibit No. Description
    Press release dated December 16, 2008, issued by the Federal Home Loan Bank of Seattle
    Member News dated December 16, 2008, issued by the Federal Home Loan Bank of Seattle